Exhibit 10.4

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of December 15, 2011 to the Credit Agreement referenced below is by and among Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W  I  T  N  E  S  S  E  T  H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of April 1, 2011 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Required Lenders and the Required Revolving Lenders have agreed to the requested modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.	Amendments. The Credit Agreement is amended as follows:

2.1	Clause (d) of the definition of “Excluded Equity Issuance” in Section 1.01 is amended to read as follows:

(d) the Net Cash Proceeds of which are used by the Borrower to prepay the Senior Unsecured Indebtedness to the extent such prepayment is permitted under Section 8.17(b);

2.2	Immediately upon the occurrence of the Specified Equity Issuance (and only if the Specified Equity Issuance occurs), clause (h) of the definition of “Permitted Acquisition” in Section 1.01 is amended to read as follows:

(h) the aggregate amount of Indebtedness incurred to finance all such Acquisitions and Indebtedness assumed in all such Acquisitions occurring during any fiscal year shall not exceed $25 million; provided that if at least 80% of the aggregate cash and non-cash consideration for any such Acquisition is financed with an Excluded Equity Issuance then any Indebtedness incurred or assumed in such Acquisition shall not be included in any calculation of this clause (h) (including any calculation of this clause (h) made in connection with subsequent Acquisitions).

2.3	Clause (c) of the definition of “Senior Unsecured Indebtedness Standard Terms” in Section 1.01 is amended to read as follows:

(a) at any time (i) no single Affiliate of the Borrower shall hold more than 5% of such Indebtedness and (ii) all Affiliates of the Borrower shall not hold in the aggregate more than 15% of such Indebtedness.

2.4	The definition of “Specified Equity Issuance” is added to Section 1.01 to read as follows:

“Specified Equity Issuance” means the Equity Issuance described in the Registration Statement on Form S-1 filed by the Borrower with the SEC on November 23, 2011, as may be amended, with respect to the public offering of 8.33 million common shares of the Borrower (which amount does not include the underwriters’ over-allotment option to purchase up to an additional 1.25 million common shares from the Borrower); provided that the Borrower receives Net Cash Proceeds of at least $59.3 million from such Equity Issuance (it being understood that if the Borrower receives Net Cash Proceeds of less than $59.3 million from such Equity Issuance then such Equity Issuance shall not be deemed the Specified Equity Issuance).

2.5	Section 8.08(a) is amended to renumber clause (vi) as clause (vii) and to insert a new clause (vi) to read as follows:

, (vi) the issuance of Equity Interests to any Affiliate or to any former, current or future director, manager, officer, employee or consultant (or any Affiliates of any of the foregoing) of the Borrower or any of its Subsidiaries,

2.6	Immediately upon the occurrence of the Specified Equity Issuance (and only if the Specified Equity Issuance occurs), the table in Section 8.11(a) is amended to read as follows:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio

June 30, 2011	4.25:1.0
September 30, 2011	6.25:1.0
December 31, 2011	6.00:1.0
March 31, 2012	5.75:1.0
June 30, 2012	5.75:1.0
September 30, 2012	5.75:1.0
December 31, 2012	5.25:1.0
March 31, 2013	5.25:1.0
June 30, 2013	5.25:1.0
September 30, 2013	5.25:1.0
December 31, 2013	4.75:1.0
March 31, 2014	4.75:1.0
June 30, 2014	4.75:1.0
September 30, 2014	4.75:1.0
December 31, 2014 and each fiscal quarter ending thereafter	4.00:1.0

2

2.7	Section 8.17(b) is amended to read as follows:

(b) Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Senior Unsecured Indebtedness or Deficiency Note, other than (i) the payment, prepayment, redemption, refund, refinance or exchange of Bridge Senior Unsecured Indebtedness with (A) the Net Cash Proceeds of any concurrent issuance of Bridge Senior Unsecured Indebtedness or Permanent Senior Unsecured Indebtedness, (B) the Net Cash Proceeds of any concurrent Equity Issuance or (C) the proceeds of any Disposition or Recovery Event to the extent such proceeds are not required to prepay the Loans and/or Cash Collateralize the L/C Obligations pursuant to Section 2.05(b)(ii) or (ii) the purchase, payment, prepayment or redemption of Permanent Senior Unsecured Indebtedness with up to $59.3 Million of the Net Cash Proceeds of the Specified Equity Issuance (plus an amount equal to accrued but unpaid interest on the Permanent Senior Unsecured Indebtedness) so long as such Net Cash Proceeds are used to make such purchase, payment, prepayment or redemption within 120 days of the receipt of such Net Cash Proceeds by the Borrower or any Subsidiary.

3. Conditions Precedent. This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Required Revolving Lenders.

(b) Payment of Fees. The Borrower shall have paid to the Administrative Agent, for the account of each Lender that approves this Amendment, an amendment fee equal to 0.05% on the amount of the Revolving Commitment of such Lender plus the outstanding principal amount of the Term Loan held by such Lender.

(c) Payment of Expenses. The Borrower shall have paid all other accrued reasonable and documented out-of-pocket expenses of the Lead Arranger and the Administrative Agent in connection with this Amendment, in each case to the extent required by Section 11.04 of the Credit Agreement.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

3

6. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

7. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	Vice President

GUARANTORS:	ACADIA MANAGEMENT COMPANY, INC., a Delaware corporation
ACADIA-YFCS HOLDINGS, INC., a Delaware corporation
YOUTH & FAMILY CENTERED SERVICES, INC., a Georgia corporation
ACADIA HOSPITAL OF LONGVIEW, LLC,
a Delaware limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
ACADIA VILLAGE, LLC, a Delaware limited liability company
LAKEVIEW BEHAVIORAL HEALTH SYSTEM LLC,
a Delaware limited liability company
ACADIA RIVERWOODS, LLC, a Delaware limited liability company
ACADIA LOUISIANA, LLC, a Delaware limited liability company
ACADIA ABILENE, LLC, a Delaware limited liability company
ACADIA HOSPITAL OF LAFAYETTE, LLC,
a Delaware limited liability company
YFCS MANAGEMENT, INC., a Georgia corporation
YFCS HOLDINGS-GEORGIA, INC., a Georgia corporation
OPTIONS COMMUNITY BASED SERVICES, INC., an Indiana corporation
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,
an Indiana corporation
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RESOURCE COMMUNITY BASED SERVICES, INC., an Indiana corporation
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SUCCESS ACQUISITION CORPORATION, an Indiana corporation
ASCENT ACQUISITION CORPORATION, an Arkansas corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, INC., a Pennsylvania corporation
MEMORIAL HOSPITAL ACQUISITION CORPORATION,
a New Mexico corporation
MILLCREEK MANAGEMENT CORPORATION, a Georgia corporation
REHABILITATION CENTERS, INC., a Mississippi corporation
LAKELAND HOSPITAL ACQUISITION CORPORATION,
a Georgia corporation
PSYCHSOLUTIONS ACQUISITION CORPORATION, a Florida corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	Vice President

[SIGNATURE PAGES CONTINUE]

YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.,

a New Mexico corporation

SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,

an Arizona corporation

YOUTH AND FAMILY CENTERED SERVICES OF FLORIDA, INC.,

a Florida corporation

PEDIATRIC SPECIALTY CARE, INC., an Arkansas corporation

CHILD & YOUTH PEDIATRIC DAY CLINICS, INC, an Arkansas corporation

MED PROPERTIES, INC., an Arkansas corporation

ASCENT ACQUISITION CORPORATION-CYPDC, an Arkansas corporation

ASCENT ACQUISITION CORPORATION-PSC, an Arkansas corporation

MEDUCARE TRANSPORT, L.L.C., an Arkansas limited liability company

PEDIATRIC SPECIALTY CARE PROPERTIES, LLC,

an Arkansas limited liability company

CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC,

an Arkansas limited liability company

MILLCREEK SCHOOLS INC., a Mississippi corporation

HABILITATION CENTER, INC., an Arkansas corporation

MILLCREEK SCHOOL OF ARKANSAS, INC., an Arkansas corporation

PSYCHSOLUTIONS, INC., a Florida corporation

WELLPLACE, INC., a Massachusetts corporation

DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation

RENAISSANCE RECOVERY, INC., a Massachusetts corporation

PHC OF MICHIGAN, INC., a Massachusetts corporation

NORTH POINT PIONEER, INC., a Massachusetts

PHC MEADOWWOOD, INC., a Delaware corporation

PHC OF UTAH, INC., a Massachusetts corporation

PHC OF VIRGINIA, INC., a Massachusetts corporation

PHC OF NEVADA, INC., a Massachusetts corporation

SEVEN HILLS HOSPITAL, INC., a Delaware corporation

BEHAVIORAL HEALTH ONLINE, INC., a Massachusetts corporation

REBOUND BEHAVIORAL HEALTH, LLC,

a South Carolina limited liability company

PSYCHIATRIC RESOURCE PARTNERS, INC.,

a Delaware limited liability company

SUNCOAST BEHAVIORAL, LLC, a Delaware limited liability company

ACADIA MERGER SUB, LLC, a Delaware limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

FIFTH THIRD BANK

By: /s/ William D. Priester
	Name:	William D. Priester
	Title:	Sr. Relationship Manager

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ John Dale
	Name:	John Dale
	Title:	Duly Authorized Signatory

CITIGROUP GLOBAL MARKETS, INC.

By: /s/ Dina Garthwaite
	Name:	Dina Garthwaite
	Title:	Vice President

REGIONS BANK

By: /s/ Helen C. Hartz
	Name:	Helen C. Hartz
	Title:	Vice President

RAYMOND JAMES BANK, FSB

By: /s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

ROYAL BANK OF CANADA

By: /s/ Sharon M. Liss
	Name:	Sharon M. Liss
	Title:	Authorized Signatory

FIRST TENNESSEE BANK

By: /s/ Cathy Wind
	Name:	Cathy Wind
	Title:	Senior Vice President

[SIGNATURE PAGES FOLLOW]

CAPSTAR BANK

By: /s/ Timothy B. Fouts
Name:	Timothy B. Fouts
Title:	Senior Vice President

GE CAPITAL FINANCIAL INC.

By: /s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory